SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                  June 12, 2001
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
               (Exact Name of Registrant as Specified In Charter)



         Delaware                  1-4389             06-1534213
(State or Other Jurisdiction     (Commission        (IRS Employer
      of Incorporation)           File No.)       Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)


                                 761 Main Avenue
                         Norwalk, Connecticut 06859-0001
          (Former Name or Former Address, if Changed since Last Report)


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Item 5.  Other Items.

         Applera Corporation, a Delaware corporation ("Applera"), Angel Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Applera ("Sub"), and Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys"), have entered into an Agreement and Plan of Merger, dated as of June 12, 2001, whereby Sub will be merged, subject to customary closing conditions and regulatory approvals, with and into Axys, with Axys as the surviving entity (the "Merger"). The Merger was announced and further described in a press release issued by Applera and Axys on June 13, 2000. The Agreement and Plan of Merger is being filed as Exhibit 2.1 to this report and is incorporated by reference into this Item 5. The joint press release is being filed as Exhibit 99 to this report and is incorporated by reference into this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this Report:

          Exhibit No.                       Description

              2.1        Agreement and Plan of Merger dated as of June 12, 2001.
              99         Press Release issued June 13, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              APPLERA CORPORATION



                              By:       /s/ Thomas P. Livingston
                                  --------------------------------
                                  Thomas P. Livingston
                                  Secretary








Dated:  June 15, 2001

                                  EXHIBIT INDEX


      Exhibit No.                       Description

      2.1                Agreement and Plan of Merger dated as of June 12, 2001.
      99                 Press Release issued June 13, 2001.